Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert D. Thomas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
the Annual Report on Form 10-K of Infoblox Inc. for the year ended July 31, 2014, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Infoblox Inc.

Date: September 25, 2014

/s/ Robert D. Thomas
Robert D. Thomas
President and Chief Executive Officer (Principal Executive Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infoblox Inc. and will be retained by Infoblox Inc. and furnished to the Securities and Exchange Commission or its staff upon request.